UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): June 5, 2007

                            HARVEY ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

            1-4626                                   13-1534671
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    (Commission File Number)                (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1  Michael E. Recca Employment Agreement, dated June 6, 2007
Exhibit 99.1  Press Release dated June 7, 2007

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective June 5, 2007, the Registrant's Interim Chief Executive Officer, Martin McClanan completed his contract with the Registrant and ceased to act as Interim Chief Executive Officer. Mr. McClanan will be returning to his home in California and will become an advisor to the Registrant.

     Effective June 6, 2007, the Registrant entered into an employment agreement with Michael E. Recca to be the Registrant's new Interim Chief Executive Officer. Mr. Recca, 56, is a current Board member and former Chairman of Harvey for nearly 10 years.

     Mr. Recca will serve on an interim basis for six-months expiring November 30, 2007, with six, one-month extensions at the option of the Company. Mr. Recca will receive a salary of $25,000 per month, $20,000 of which will be payable in cash and the remainder will accrue. The total balance accrued and not paid will be paid in twelve-equal installments following the termination of Mr. Recca's employment agreement. Pursuant to the employment agreement, the Registrant has agreed to grant Mr. Recca a total of 100,000 free-standing non-qualified stock options, expiring on December 31, 2010, for the purchase of the Registrant's Common Stock at an exercise price of $4.00 per share, 50,000 of which vest on November 30, 2007. 8,333 additional non-qualified options will vest monthly beginning December 31, 2007 and ending May 31, 2008 (aggregating the remaining 50,000 non-qualified stock options that will vest over the six-month period), provided the Registrant elects to extend the employment agreement.

     Beginning in January 2002 and continuing through April 2002, Mr. Recca was self-employed as a financial restructuring consultant, and, in this capacity, was also associated with NorthStar Capital, LLC, a joint venture with Ruskin Moscou Faltischek, P.C., the Registrant's corporate counsel. From April 2002 through November 2006, Mr. Recca was an officer and director of Sky Capital Holdings, LTD, and of several wholly owned subsidiaries of Sky Capital Holdings and the President of Sky Capital, LLC, a wholly owned subsidiary of Sky Capital Holdings, LTD and an NASD broker-dealer. Since November 2006, Mr. Recca has been self-employed as a financial restructuring consultant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.                   Description
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10.1      Michael E. Recca Employment Agreement dated June 6, 2007.
99.1      Press Release dated June 7, 2007

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARVEY ELECTRONICS, INC.


Date: June 8, 2007                       By: /s/Joseph J. Calabrese
                                         ----------------------------------
                                          Name: Joseph J. Calabrese
                                          Title: Executive Vice President,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary

Exhibits Index.

No.                   Description
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10.1      Michael E. Recca Employment Agreement dated June 6, 2007.
99.1      Press Release dated June 7, 2007